EXHIBIT 10.36


                              MODIFICATION OF LEASE

                                 BC RAIL CENTRE

         THIS AGREEMENT made the 8th day of February, 2002.

BETWEEN:

                  BC RAM LTD. (Inc. No. 84014)
                  ##506 - 221 WEST ESPLANADE
                  NORTH VANCOUVER, BRITISH COLUMBIA
                  V7M 3J3

                         (herein called the "Landlord")

                                                               OF THE FIRST PART

AND:

                  PIVOTAL SOFTWARE INC.
                  300 - 224 WEST ESPLANADE
                  NORTH VANCOUVER, BRUTISH COLUMBIA
                  V7M 3M6

                         (herein called the "Tenant")

                                                              OF THE SECOND PART

WHEREAS:

A. This Agreement is supplemental to a Lease (hereinafter called the "Lease") dated the 14th day of December, 1998, as amended by a Modification of Lease dated the 1st day of April, 1999, as amended by a Modification of Lease dated the 8th day of September, 1999 and further amended by a Modification of. Lease dated the 15th day of August, 2000, whereby the Landlord demised and leased to the Tenant the premises (herein after called the "Premises") consisting of a portion of the building (herein called the "building") civically described as 221 West Esplanade, in the City of North Vancouver, forming part of the complex known as BC Rail Centre (such complex, together with the land owned by the Landlord legally described as Lot 4 District Lot 271 and the bed and foreshore of Burrard Inlet New Westminster District, Plan 18650, being herein collectively called the "Lands"), the portion leased to the Tenant consisting of approximately 22,090 square feet of Rentable Area determined in accordance with paragraph 7(b) of the Lease and comprising a part of the 3rd floor of the Building, which Premises are shown outlined in red on the explanatory plan attached hereto as Schedule "A", and civically described as Suite 300, 221 West Esplanade, North Vancouver, British Columbia, V7M 3J3.

B. The parties intend to modify the terms of the Lease effective March 1, 2002 as provided herein.

          NOW THEREFORE this Agreement witnesseth that in consideration of the premises and the mutual covenants and agreement hereinafter set forth, the parties hereto agree that the Lease is hereby amended as follows:

1.   LEASE SUMMARY

          The Lease is modified to amend reference to the following sections of the Lease Summary and substituting therefore:

     4.   PREMISES

          (c)  Rentable Area of the Premises            22,090 sq. ft.
               Space Surrendered to Landlord            2,085 sq. ft.
               Total Rentable Area of the Premises      20,005 sq. ft.

     6.   BASIC RENT

          PERIOD                         RENT PER SQ. FT          ANNUAL          MONTHLY
                                         PER ANNUM                PAYMENT         PAYMENT
         (a)  From March 1, 2002        $12.75 p.s.f.            $255,063.75       $21,255.31
              to and including
              September 30, 2002

2.   LEASE

     The Lease is further modified to amend reference to the Lease and Term as recited under Clause 1(a) Paragraph 1 and substituting therefore:

     "...the portion leased to the Tenant consisting of approximately 20,005 square feet of Rentable Area determined in accordance with paragraph 7 (b) of the Lease and comprising a part of the 3' floor of the Building which Premises are shown outlined in blue on the explanatory plan attached hereto as Schedule "A1"..."

3.   BASIC RENT

               The Lease is further modified to amend reference to the Basic Rent recited under Clause 2 and substituting therefore:

          Yielding and paying therefore yearly and every year during the term as Basic Rent, the sum of $255,063.75 (TWO HUNDRED FIFTY-FIVE THOUSAND
     SIXTY-THREE DOLLARS AND SEVENTY-FIVE CENTS (based upon $12.75 (TWELVE DOLLARS AND SEVENTY-FIVE CENTS) per square foot per annum of Rentable Area of the Premises as set forth in the Lease' Summary attached hereto) in lawful money of Canada, to be paid in advance in equal monthly installments of $21.,255.31 (TWENTY-ONE THOUSAND TWO HUNDRED FIFTY-FIVE DOLLARS AND THIRTY-ONE CENTS) on the first day of each and every month during the Term of this Lease: to the Landlord, or to the Landlord's agent as the Landlord may from time to time designate in writing, at the Building or at such other place in Canada as the Landlord may from time to time designate commencing on the 1st day of March, 2002 up to and including the 30th day of September, 2002. If the Term commences on any day other than the first day of a month or ends on any day other than the last day of a month, rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata.

4.   PARKING

          The Lease is further modified to amend reference to parking recited under Clause 24:

          The Landlord shall make available to the `tenant during the Term of this Lease and the renewal Term, thirty-four (34) parking stalls in the Building. Should the Tenant utilize less that 34 parking stalls and wish to increase the parking stalls used to the maximum of 34 stalls, the Tenant shall provide the Landlord with at least 45 days written notice of such requirement. The rental for the parking stalls shall be at current market rates throughout the Term of the Lease.

               It being agreed that the amendments contained in this Agreement shall be effective the 15th day of March, 2002. All other terms and conditions of the Lease, as amended, shall continue in full force and effect.


               IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.


The Corporate Seal of              )
BC RAIL LTD. was hereunto          )
affixed in the presence of:        )
                                   )
                                   )
                                   )
[Illegible signature]              )          c/s
-----------------------------------)
Authorized Signatory               )


The Corporate Seal of              )
PIVOTAL SOFTWARE INC. was hereunto )
affixed in the presence of:        )
                                   )
                                   )
                                   )
[Illegible signature]              )          c/s
-----------------------------------)
Authorized Signatory               )
                                   )
-----------------------------------)
                                   )
-----------------------------------)
Authorized Signatory               )

                     [Graphical representation of premises]